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                                 CYBERCARE, INC.


                                                                  VIA FASCIMILIE
Mr. David G. Henry
Santos, Lynott & Henry, P.A.
1509 W. Swami Avenue
Suite 240A
Tampa, Florida 33606
(813) 229-1111
(813) 258-1982 (FAX)

RE: CyberCare, Inc. f/k/a Medical Industries of America. Inc./Renee Duncan
    Jones and William Jones

Dear Mr. Henry:

In response to your letter of May 16,2002 regarding your interim bill for services rendered in the above-referenced matter, please confirm that payment for these services of Invoice #25526 ($1,758.15) will be made in restricted common stock of CyberCare, Inc. These shares will be valued at their closing bid price on May 23, 2002 and will be included in the next registration statement filed by CyberCare, Inc. with the Securities and Exchange Commission.

Please signify this arrangement by signing a copy of this letter in the space below and returning the signed copy to me.
The certificate for the shares will be issued shortly.

Thank you.

Sincerely,

Rodger Hochman
General Counsel



Santos, Lynott & Henry, P.A.

By:                Date:
David G. Henry